UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2005


                             CHEETAH OIL & GAS LTD.
                   (Formerly Bio-American Capital Corporation)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                            ------------------------
                            (State of Incorporation)

                                    000-26907
                            ------------------------
                            (Commission File Number)

                                   93-1118938
                     ---------------------------------------
                     (I.R.S. Employer Identification Number)

                           498 Ellis Street, 2nd Floor
                   Penticton, British Columbia V2A 4M2 Canada
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (250) 497-6072
              ----------------------------------------------------
              (Registrant's telephone Number, including area code)


                   INFORMATION TO BE INCLUDED IN THE REPORT


Section 1 - Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement

Cheetah Oil & Gas Ltd. (the "Registrant") has engaged C. K. Cooper & Company of Irvine, California ("C.K. Cooper") to serve as the Registrant's Investment Banker. The engagement letter with C.K. Cooper is dated February 10, 2005 and is for a one year term.

C. K. Cooper is a full service investment banking boutique that specializes in the oil and gas industry, with a particular focus on exploration and production issues. The firm maintains research on selected companies and provides brokerage services to both retail and institutional clients. More information on C.K. Cooper is available at the firm's website at www.ckcooper.com.

C.K. Cooper has been engaged by the Registrant to act as a lead placement agent to raise proceeds for exploration and development activities on the Registrant's petroleum prospecting licenses and retention license in Papua New Guinea. C.K. Cooper will also act as a general adviser to the Registrant with respect to the Registrant's growth strategies and position in the public markets. The Registrant will pay C.K. Cooper an initial engagement fee of US$50,000 through the issuance of 7,500 common shares of the Registrant at a deemed value of US$6.67 per share. C.K. Cooper will earn a transaction fee on private placement proceeds which it raises on behalf of the Registrant.


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The  Registrant  is evaluating  and  exploring for energy  resources on its five
100%-owned and operated PPL's of approximately 8.3 million acres, as well as its 97.5% farm-in interest in two PPL's of another 3.9 million acres, making this total of 12.2 million acres the largest land position of its kind in Papua New Guinea.


Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a)    Financial Statements of Business(es) Acquired

       Not Applicable

(b)    Pro forma Financial Information

       Not Applicable

(c)    Exhibits

       10.1     Engagement Letter Agreement



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHEETAH OIL & GAS LTD.
                                     (formerly Bio-American Capital Corporation)


                                     Per:  /s/ Garth Braun
                                           ------------------------------------
                                           Garth Braun, Chief Executive Officer





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